UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 13, 2006
Date of report (Date of earliest event reported)

Granite City Food & Brewery Ltd.
(Exact name of registrant as specified in its charter)

Minnesota	0-29643	41-1883639
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5402 Parkdale Drive, Suite 101
Minneapolis, MN 55416
(Address of principal executive offices, including zip code)

(952) 215-0660
(Registrant’s telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On March 13, 2006, we publicly announced financial results for the fourth quarter and full year of 2005. For further information, please refer to the press release attached hereto as Exhibit 99, which is incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit 99	Press release reporting financial results for the fourth quarter and full year of 2005, dated March 13, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Granite City Food & Brewery Ltd.

Date: March 13, 2006	By:	/s/ Daniel H. Bauer
Daniel H. Bauer Chief Financial Officer

EXHIBIT INDEX

Exhibit 99	Press release reporting financial results for the fourth quarter and full year of 2005, dated March 13, 2006.